Provision for Income Taxes (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Income Tax Disclosure [Abstract]
Current U.S. federal	$ 53.9	$ 68.9	$ 32.2
Current Non-U.S.	209.1	169.2	166.2
Current U.S. state and local	3.5	4.2	0.4
Deferred U.S. federal	(8.3)	(9.3)	(3.2)
Deferred Non-U.S.	(15.6)	(13.7)	2.9
Deferred U.S. state and local	(0.4)	(1.1)	(0.5)
Total income tax expense	$ 242.2	$ 218.2	$ 198.0